                                                                  EXHIBIT 10.105


                            AGREEMENT AND AMENDMENT

                           dated as of March 31, 1999

                                     among

                       FINANCIAL SECURITY ASSURANCE INC.,

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                         HARRIS TRUST AND SAVINGS BANK,

                                     to the

           FIRST AMENDED AND RESTATED MASTER SPREAD ACCOUNT AGREEMENT


                           dated as of March 31, 1998

                   and to the supplements thereto designated

               SERIES 1996-1 SUPPLEMENT, SERIES 1997-1 SUPPLEMENT

                          AND SERIES 1998-1 SUPPLEMENT

                        each dated as of March 31, 1998

        AGREEMENT AND AMENDMENT TO THE FIRST AMENDED AND RESTATED MASTER
         SPREAD ACCOUNT AGREEMENT AND TO THE SERIES SUPPLEMENTS THERETO

THIS AGREEMENT AND AMENDMENT, dated as of March 31, 1999 (this "Amendment"), among FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris"), in its capacities as trustee under each Securitization Agreement and as Collateral Agent, to (i) the FIRST AMENDED AND RESTATED MASTER SPREAD ACCOUNT AGREEMENT, dated as of March 31, 1998, among Financial Security, the Transferor and Harris, in its capacities as trustee under each Securitization Agreement and as Collateral Agent (as amended as of the date hereof (including by this Amendment) and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Master Spread Account Agreement") and (ii) to the SERIES 1996-1 SUPPLEMENT, SERIES 1997-1 SUPPLEMENT AND SERIES 1998-1 SUPPLEMENT, each dated as of March 31, 1998, in each case among Financial Security, the Transferor and Harris, to the First Amended and Restated Master Spread Account Agreement (as amended as of the date hereof (including by this Amendment) and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1996-1 Supplement", "Series 1997-1 Supplement" and "Series 1998-1 Supplement", respectively; the Series 1996-1 Supplement, the Series 1997-1 Supplement and the Series 1998-1 Supplement, each a "Series Supplement" and, collectively, the "Series Supplements").

                                    RECITALS

         WHEREAS, Financial Security, the Transferor and Harris have each entered into the Master Spread Account Agreement, the Series 1996-1 Supplement, the Series 1997-1 Supplement and the Series 1998-1 Supplement (for purposes of this Amendment, Financial Security, the Transferor and Harris are each a "Party" and, collectively, the "Parties"), and each of the Parties desire to hereby amend the Master Spread Account Agreement and each of the Series Supplements in certain respects as provided below.

         WHEREAS, pursuant to Section 8.03 of the Master Spread Account Agreement, such Agreement and the Series Supplements may be amended or otherwise modified from time to time in writing by each of the parties thereto.

                                   AGREEMENTS

         In consideration of the premises set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which each of the Parties hereto hereby acknowledges, the Parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the preamble and the recitals hereto) shall have the meaning assigned to such terms in the Master Spread Account Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION 2.1. Amendment to Section 1.01 to the Master Spread Account Agreement and Section 1.1 of the Series Supplements.

         (a) The following definition set forth in Section 1.01 of the Master Spread Account Agreement is hereby amended by deleting the definition set forth therein in its entirety and substituting therefor the following:

                  "Requisite Amount" means, with respect to the Series 1995-1 Certificates, as of any Reporting Date after giving effect to any distributions of the Certificate Distributable Amount to be made on the related Distribution Date, (i) if no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, the lesser of
         (A) the greater of (1) 11.0% of the Series 1995-1 Balance and (2) $840,000, and (B) the greater of (1) the Certificate Balance as of such Reporting Date, and (2) $100,000; provided, if (x) the Chase Manhattan Bank Delaware, not in its individual capacity but as Trustee of the Transferor, has transferred an amount equal to the total Retransfer Amount (as defined in Section 9.01 of the Series 1995-1 Securitization Agreement) to the Trustee on or prior to such Reporting Date and such amount together with any other amounts made available by the Transferor to the Trustee for such purpose have been used to fully pay the Certificate Balance and any amounts due and payable with respect to the Certificates as of such Reporting Date, in each case pursuant to Section 9.01 of the Series 1995-1 Securitization Agreement, and (y) all Secured Obligations due and payable to Financial Security and Trustee as of such Reporting Date have been fully paid, then for purposes of this clause (i) the Requisite Amount shall be an amount equal to $100,000 as of such Reporting Date, and
         (ii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount."

         (b) The following definition set forth in Section 1.1 of the Series 1996-1 Supplement is hereby amended by deleting the definition set forth therein in its entirety and substituting therefor the following:

                  "Requisite Amount" means, with respect to the Series 1996-1 Certificates, as of any Reporting Date after giving effect to any distributions of the Certificate Distributable Amount to be made on the related Distribution Date, (i) if no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, the lesser of
         (A) the greater of (1) 11.0% of the Series 1996-1 Balance, and (2) $1,364,791.20, and (B) the greater of (1) the Certificate Balance as of such Reporting Date and (2) $100,000; provided, if (x) the Transferor has transferred an amount equal to the total Retransfer Amount (as defined in Section 9.01 of the Series 1996-1 Securitization Agreement) to the Trustee on or prior to such Reporting Date and such amount together with any other amounts made available by the Transferor to the Trustee for such purpose have been used to fully pay the Certificate Balance and any amounts due and payable with respect to the Certificates as of such Reporting Date, in each case pursuant to Section 9.01 of the Series 1996-1 Securitization Agreement, and (y) all Secured Obligations due and payable to Financial Security and Trustee as of such Reporting Date have been fully paid, then for purposes of this clause (i) the Requisite Amount shall be an amount equal to $100,000 as of such Reporting Date, and (ii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount."

         (c) The following definition set forth in Section 1.1 of the Series 1997-1 Supplement is hereby amended by deleting the definition set forth therein in its entirety and substituting therefor the following:

                  "Requisite Amount" means, with respect to the Series 1997-1 Notes, as of any Reporting Date after giving effect to any distributions of principal on the Series 1997-1 Notes to be made on the related Distribution Date, (i) if no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, the lesser of
         (A) the greater of (1) 11% of the Series 1997-1 Balance and (2) $2,205,204.40, and (B) the greater of (1) the outstanding principal amount of the Series 1997-1 Notes as of such Reporting Date after giving effect to any distributions of principal to be made thereon on the related Distribution Date and (2) $100,000; provided, if (x) the Transferor has deposited to the Collection Account an amount equal to the aggregate Purchase Amount (as determined by the appraiser referred to in Section 11.1 of the Series 1997-1 Sale and Servicing Agreement) for the Receivables pursuant to Section 11.1 of the Series 1997-1
         Sale and Servicing Agreement on or prior to such Reporting Date, (y) the Notes have been redeemed for an amount equal to the Redemption Price pursuant to Section 10.01 of the Series 1997-1 Indenture on or prior to such Reporting Date and all amounts due and payable on the Notes as of such Reporting Date have been fully paid and (z) all Secured Obligations due and payable to Financial Security and the Trustee as of such Reporting Date have been fully paid, then for purposes of this clause (i) the Requisite Amount shall be an amount equal to $100,000 as of such Reporting Date, and (ii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount."

         (d) The following definition set forth in Section 1.1 of the Series 1998-1 Supplement is hereby amended by deleting the definition set forth therein in its entirety and substituting therefor the following:

                  "Requisite Amount" means, with respect to the Series 1998-1 Notes, as of any Reporting Date after giving effect to any distributions of principal on the Series 1998-1 Notes to be made on the related Distribution Date, (i) if no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, the lesser of
         (A) the greater of (1) 11.0% of the Series 1998-1 Balance and (2) $2,340,659.34, and (B) the greater of (1) the outstanding principal amount of the Series 1998-1 Notes as of such Reporting Date after giving effect to any distributions of principal to be made thereon on the related Distribution Date and (2) $100,000; provided, if (x) the Transferor has deposited to the Collection Account an amount equal to the aggregate Purchase Amount (as determined by the appraiser referred to in Section 11.1 of the Series 1998-1 Sale and Servicing Agreement) for the Receivables pursuant to Section 11.1 of the Series 1998-1
         Sale and Servicing Agreement on or prior to such Reporting Date, (y) the Notes have been redeemed for an amount equal to the Redemption Price pursuant to Section 10.01 of the Series 1998-1 Indenture on or prior to such Reporting Date and all amounts due and payable on the Notes as of such Reporting Date have been fully paid and (z) all Secured Obligations due and payable to Financial Security and the Trustee as of such Reporting Date have been fully paid, then for purposes of this clause (i) the Requisite Amount shall be an amount equal to $100,000 as of such Reporting Date, and (ii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount."

         (e) For the March 1999 and April 1999 Due Periods, the Requisite Amount with respect to the Series 1995-1 Certificates, Series 1996-1 Certificates, Series 1997-1 Notes and the 1998-1 Notes shall equal the sum of (i) the "Requisite Amount" as defined without reference to this Section 2.1(e) and (ii) $500,000.

         SECTION 2.2. Release of Funds from Spread Accounts. Notwithstanding any provision to the contrary contained herein or in the First Amended and Restated Master Spread Agreement or the Series Supplements, all amounts otherwise distributable from the Spread Accounts pursuant to the First Amended and Restated Master Spread Account Agreement or this Agreement will be retained in such Spread Accounts until such time as the Chase Manhattan Bank Delaware, not in its individual capacity but as Trustee of the Transferor has delivered (or caused to be delivered) to Financial Security a report regarding certain proposed adjustments to the Series 1995-1 Balance, the Series 1996-1 Balance, the Series 1997-1 Balance and the Series 1998-1 Balance and Financial Security has consented to such proposed adjustments (such adjustments, as consented to by Financial Security, the "Reconciliation"), which consent shall not be unreasonably withheld; provided, however, that all amounts deposited to the Spread Accounts on or after the April 1999 Distribution Date and prior to the Release Date (as defined below) shall be promptly remitted to the Reversionary Holder unless there shall have occurred and be continuing an Insurance Agreement Event of Default. On the first Distribution Date following the first full Due Period after the Due Period in which Financial Security gives its consent to such proposed adjustments (such first Distribution Date, the "Release Date"), funds on deposit in the Spread Account (including amounts retained in the Spread Accounts pursuant to the preceding sentence) shall be released to the Reversionary Holder or such party as shall have been designated by the Reversionary Holder to the extent and only to the extent the Reversionary Holder is entitled to a Distribution under Section 3.03 of the First Amended and Restated Master Spread Agreement and the Series Supplements. The parties hereto further agree that funds on deposit in the Collection Accounts for the transactions to which the Series Supplements relate shall, to the extent such funds would have been released on a prior Distribution Date but for the discrepancies in principal balances of the receivables that were the subject of the Reconciliation (such funds, the "Prior Period Funds"), be applied on the Release Date pursuant to the distribution provisions of the Pooling and Servicing Agreements relating to the Series 1995-1 and Series 1996-1 transactions and the Sale and Servicing Agreements relating the Series 1997-1 transaction and the Series 1998-1 transaction and, to the extent such funds as deposited to the Spread Accounts, shall be released from the Spread Accounts if and to the extent provided in the preceding sentence.

                                  ARTICLE III

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. Execution and Delivery. This Amendment shall become effective upon receipt by Financial Security of counterparts hereof executed and delivered on behalf of each of the Parties hereto.

                                   ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Master Spread Account Agreement or the Series Supplements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Master Spread Account Agreement or the Series Supplements, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Master Spread Account Agreement and each Series Supplement specifically referred to herein and any references in the Master Spread Account Agreement or any Series Supplement or to the provisions of such Master Spread Account Agreement or Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

         SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION 4.4. Waiver of Notice. Each of the Parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment, the Master Spread Account Agreement or Series Supplements and shall not affect the construction or interpretation of this Amendment, the Master Spread Account Agreement or the Series Supplements or any provisions hereof or thereof.

         SECTION 4.6. Directions by Instructing Party.

                  (a) NAFI, by its execution of this Amendment, hereby directs Chase Manhattan Bank Delaware, as owner trustee of National Financial Auto Funding Trust, to consent to this Amendment and to execute and deliver this Amendment.

                  (b) Financial Security, by its execution and delivery of this letter, hereby consents to this Amendment and hereby directs Harris as trustee to the Master Spread Account Agreement and Series Supplement, to consent to this Amendment and to execute and deliver this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

                                   FINANCIAL SECURITY ASSURANCE INC.


                                   By: /s/ ERROL UHR
                                       -----------------------------------
                                       Name:  Errol Uhr
                                       Title: Managing Director

                                   NATIONAL FINANCIAL AUTO FUNDING TRUST


                                     By: CHASE MANHATTAN BANK/DELAWARE,
                                         not in its individual capacity,
                                         but solely as owner trustee of the
                                         National Financial Auto Funding Trust


                                       By: /s/ DENIS KELLY
                                           -------------------------------
                                           Name:  Denis Kelly
                                           Title: Trust Officer

                                   HARRIS TRUST AND SAVINGS BANK,
                                      as Trustee


                                   By: /s/ ROBERT D. FOLTZ
                                       -----------------------------------
                                       Name:  Robert D. Foltz
                                       Title: Vice President

                                   HARRIS TRUST AND SAVINGS BANK,
                                      as Collateral Agent

                                   By: /s/ ROBERT D. FOLTZ
                                       -----------------------------------
                                       Name:  Robert D. Foltz
                                       Title: Vice President

ACCEPTED AND ACKNOWLEDGED

NATIONAL AUTO FINANCE COMPANY, INC.

By: /s/ KEITH B. STEIN
    --------------------------------
    Name:  Keith B. Stein
    Title: Vice Chairman and Chief
            Executive Officer